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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 8, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


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
Delaware                                             0-22154                    52-1469385
(STATE OR OTHER JURISDICTION OF                      (COMMISSION                (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                      FILE NUMBER)               IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         On November 8, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing announced that its board of directors had approved a two-for-one split of the Company's outstanding shares of common stock. The stock split will be effected in the form of a 100% stock dividend and will entitle each stockholder of record at the close of business on November 20, 2000 to receive one additional share of common stock for every share held on the record date. Certificates representing the additional shares will be distributed by the Company's transfer agent on the dividend payment date of December 7, 2000, and the Company's common stock will begin trading on a post-split basis on December 8, 2000.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report:

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
Exhibit Number               Description
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
    99                       Press Release dated November 8, 2000.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 8th day of November, 2000.


                                        MANUGISTICS GROUP, INC.


                                        By: /s/ Raghavan Rajaji
                                            -----------------------------------
                                            Raghavan Rajaji
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

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
                  Exhibit Number        Description
                  --------------        -----------
                        99               Press Release dated November 8, 2000.
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